ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT
September 30, 2006

Investor Contact: Keith Lennox Phone: (212) 635-5319 Fax: (212) 635-5532 email: keith.lennox@awac.com	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, Ltd with the U.S. Securities and Exchange Commission.

NOTE ON FORWARD-LOOKING STATEMENTS
This report may contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 that involve inherent risks and uncertainties. Statements that are not historical facts, including statements that use terms such as “believes”, “anticipates”, “intends” or “expects” and that relate to our plans and objectives for future operations, are forward-looking statements. In light of the risks and uncertainties inherent in all forward-looking statements, the inclusion of such statements in this report should not be considered as a representation by us or any other person that our objectives or plans will be achieved. These statements are based on current plans, estimates and expectations. Actual results may differ materially from those projected in such forward-looking statements and therefore you should not place undue reliance on them. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the effects of competitors’ pricing policies, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products; (b) the effects of investigations into market practices, in particular insurance brokerage practices, together with any legal or regulatory proceedings, related settlements and industry reform or other changes arising therefrom; (c) the impact of acts of terrorism and acts of war; (d) greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than our underwriting, reserving or investment practices have anticipated; (e) increased competition due to an increase in capacity of property and casualty insurers or reinsurers; (f) the inability to obtain or maintain financial strength ratings by one or more of the company’s subsidiaries; (g) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (h) the company or one of its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; (i) changes in regulations or tax laws applicable to the company, its subsidiaries, brokers or customers; if (j) changes in the availability, cost or quality of reinsurance or retrocessional coverage; (k) loss of key personnel; (l) changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect the company’s investment portfolio; and (m) such other risk factors as may be discussed in our most recent documents on file with the U.S. Securities and Exchange Commission (“SEC”). We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
BASIS OF PREPARATION
DEFINITIONS AND PRESENTATION
- All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2005 and December 31, 2004, which was derived from the company’s audited financial statements.
- Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.
- Allied World Assurance Company Holdings, Ltd, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss ratio, the acquisition cost ratio and the general and administrative expense ratio.These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned or written premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
- In presenting the Company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 22 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED		NINE MONTHS ENDED		Previous		Previous
		SEPTEMBER 30,		SEPTEMBER 30,		Quarter		Year to Date
		2006	2005	2006	2005	Change		Change
HIGHLIGHTS	Gross premiums written	$362,478	$329,930	$1,378,914	$1,276,933	9.9%		8.0%
	Net premiums written	298,016	249,720	1,095,857	1,008,380	19.3%		8.7%
	Net premiums earned	317,759	313,276	932,219	969,479	1.4%		(3.8%)
	Net investment income	61,407	47,592	178,351	127,737	29.0%		39.6%
	Net income (loss)	113,985	(283,405)	314,477	(147,498)	(140.2%)		(313.2%)
	Operating income (loss)	122,504	(287,603)	338,474	(142,075)	(142.6%)		(338.2%)
	Total assets	8,012,893	7,182,918	8,012,893	7,182,918	11.6%		11.6%
	Total shareholders’ equity	2,094,872	1,441,956	2,094,872	1,441,956	45.3%		45.3%
	Cash flows from operating activities	239,740	211,649	651,005	589,905	13.3%		10.4%

PER SHARE AND SHARES DATA	Basic earnings per share
	Net income (loss)	$1.95	$(5.65)	$5.94	$(2.94)	(134.5%)		(302.0%)
	Operating income (loss)	$2.10	$(5.73)	$6.40	$(2.83)	(136.6%)		(326.1%)
	Diluted earnings per share
	Net income (loss)	$1.89	$(5.65)	$5.76	$(2.94)	(133.5%)		(295.9%)
	Operating income (loss)	$2.03	$(5.73)	$6.20	$(2.83)	(135.4%)		(319.1%)
	Weighted average common shares outstanding
	Basic	58,376,307	50,162,842	52,900,664	50,162,842
	Diluted	60,451,643	50,162,842	54,577,445	50,162,842
	Book value	$34.75	$28.75	$34.75	$28.75	20.9%		20.9%
	Diluted book value (treasury stock method)	$33.54	$28.62	$33.54	$28.62	17.2%		17.2%

FINANCIAL RATIOS	Return on average equity (ROAE), net income (loss)	24.4%	(70.9%)	23.7%	(11.0%)	95.3	pts	34.7	pts
	ROAE, operating income (loss)	26.2%	(71.9%)	25.5%	(10.6%)	98.1	pts	36.1	pts
	Annualized investment book yield	4.4%	3.7%	4.3%	3.7%	0.7	pts	0.6	pts

	Loss and loss expense ratio	56.9%	189.4%	60.8%	108.9%	(132.5)	pts	(48.1)	pts
	Acquisition cost ratio	11.9%	11.5%	11.5%	11.3%	0.4	pts	0.2	pts
	General and administrative expense ratio	8.1%	6.6%	7.7%	6.9%	1.5	pts	0.8	pts

	Expense ratio	20.0%	18.1%	19.2%	18.2%	1.9	pts	1.0	pts

	Combined ratio	76.9%	207.5%	80.0%	127.1%	(130.6)	pts	(47.1)	pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DECEMBER 31, 2005	SEPTEMBER 30, 2005	JUNE 30, 2005
Revenues
Gross premiums written	$362,478	$518,316	$498,120	$283,393	$329,930	$441,675
Net premiums written	$298,016	$370,338	$427,503	$213,571	$249,720	$320,006

Net premiums earned	$317,759	$305,517	$308,943	$302,032	$313,276	$332,097
Net investment income	61,407	54,943	62,001	50,823	47,592	39,820
Net realized investment (losses) gains	(9,080)	(10,172)	(5,236)	(5,286)	4,152	(6,632)

Total revenues	$370,086	$350,288	$365,708	$347,569	$365,020	$365,285

Expenses
Net losses and loss expenses	$180,934	$179,844	$205,960	$288,669	$593,276	$224,253
Acquisition costs	37,785	32,663	36,472	33,604	35,871	37,502
General and administrative expenses	25,640	26,257	20,322	27,594	20,795	24,972
Foreign exchange (gain) loss	(561)	(475)	545	1,670	(46)	397
Interest expense	9,529	7,076	6,451	5,832	5,146	4,587

Total expenses	$253,327	$245,365	$269,750	$357,369	$655,042	$291,711

Income (loss) before income taxes	$116,759	$104,923	$95,958	$(9,800)	$(290,022)	$73,574
Income tax expense (recovery)	2,774	2,553	(2,163)	2,478	(6,617)	2,027

Net income (loss)	$113,985	$102,370	$98,121	$(12,278)	$(283,405)	$71,547

GAAP Ratios
Loss and loss expense ratio	56.9%	58.9%	66.7%	95.6%	189.4%	67.5%
Acquisition cost ratio	11.9%	10.7%	11.8%	11.1%	11.5%	11.3%
General and administrative expense ratio	8.1%	8.6%	6.6%	9.1%	6.6%	7.5%

Expense ratio	20.0%	19.3%	18.4%	20.2%	18.1%	18.8%

Combined ratio	76.9%	78.2%	85.1%	115.8%	207.5%	86.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS

	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2006	SEPTEMBER 30, 2005
Revenues
Gross premiums written	$1,378,914	$1,276,933
Net premiums written	1,095,857	1,008,380

Net premiums earned	$932,219	$969,479
Net investment income	178,351	127,737
Net realized investment losses	(24,488)	(4,937)

Total revenues	$1,086,082	$1,092,279

Expenses
Net losses and loss expenses	$566,738	$1,055,931
Acquisition costs	106,920	109,823
General and administrative expenses	72,218	66,676
Foreign exchange (gain) loss	(491)	486
Interest expense	23,056	9,783

Total expenses	$768,441	$1,242,699

Income (loss) before income taxes	$317,641	$(150,420)
Income tax expense (recovery)	3,164	(2,922)

Net income (loss)	$314,477	$(147,498)

GAAP Ratios
Loss and loss expense ratio	60.8%	108.9%
Acquisition cost ratio	11.5%	11.3%
General and administrative expense ratio	7.7%	6.9%

Expense ratio	19.2%	18.2%

Combined ratio	80.0%	127.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
PREMIUM DISTRIBUTION
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006
Gross Premiums Written = $362,478

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
PREMIUM DISTRIBUTION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
Gross Premiums Written = $1,378,914

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT DATA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS
Revenues
Gross premiums written	$88,150	$144,576	$129,752	$362,478
Net premiums written	$40,855	$127,893	$129,268	$298,016
Net premiums earned	$46,576	$135,186	$135,997	$317,759

Total revenues	$46,576	$135,186	$135,997	$317,759

Expenses
Net losses and loss expenses	$28,917	$78,979	$73,038	$180,934
Acquisition costs	(373)	7,301	30,857	37,785
General and administrative expenses	6,273	12,894	6,473	25,640

Total expenses	$34,817	$99,174	$110,368	$244,359

Underwriting Income	$11,759	$36,012	$25,629	$73,400

GAAP Ratios
Loss and loss expense ratio	62.1%	58.4%	53.7%	56.9%
Acquisition cost ratio	(0.8%)	5.4%	22.7%	11.9%
General and administrative expense ratio	13.5%	9.6%	4.8%	8.1%

Expense ratio	12.7%	15.0%	27.5%	20.0%

Combined ratio	74.8%	73.4%	81.2%	76.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT DATA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS
Revenues
Gross premiums written	$374,830	$475,074	$529,010	$1,378,914
Net premiums written	$152,808	$414,812	$528,237	$1,095,857

Net premiums earned	$141,633	$400,488	$390,098	$932,219

Total revenues	$141,633	$400,488	$390,098	$932,219

Expenses
Net losses and loss expenses	$86,965	$258,993	$220,780	$566,738
Acquisition costs	(2,631)	23,575	85,976	106,920
General and administrative expenses	18,233	35,873	18,112	72,218

Total expenses	$102,567	$318,441	$324,868	$745,876

Underwriting Income	$39,066	$82,047	$65,230	$186,343

GAAP Ratios
Loss and loss expense ratio	61.4%	64.7%	56.6%	60.8%
Acquisition cost ratio	(1.9%)	5.9%	22.0%	11.5%
General and administrative expense ratio	12.9%	8.9%	4.7%	7.7%

Expense ratio	11.0%	14.8%	26.7%	19.2%

Combined ratio	72.4%	79.5%	83.3%	80.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED BALANCE SHEETS

	SEPTEMBER 30, 2006	DECEMBER 31, 2005
ASSETS
Fixed maturity investments available for sale, at fair value	$5,283,799	$4,390,457
Other invested assets available for sale, at fair value	256,997	296,990
Cash and cash equivalents	270,848	172,379
Restricted cash	50,871	41,788
Securities lending collateral	700,804	456,792
Insurance balances receivable	306,084	218,044
Prepaid reinsurance	176,355	140,599
Reinsurance recoverable	688,066	716,333
Accrued investment income	43,498	48,983
Deferred acquisition costs	119,845	94,557
Intangible assets	3,920	3,920
Balances receivable on sale of investments	70,174	3,633
Income tax assets	5,540	8,516
Other assets	36,092	17,501

TOTAL ASSETS	$8,012,893	$6,610,492

LIABILITIES
Reserve for losses and loss expenses	$3,586,964	$3,405,353
Unearned premiums	939,485	740,091
Unearned ceding commissions	25,537	27,465
Reinsurance balances payable	68,446	28,567
Securities lending payable	700,804	456,792
Balances due on purchase of investments	66,874	—
Senior notes	498,543	—
Long term debt	—	500,000
Accounts payable and accrued liabilities	31,368	31,958

TOTAL LIABILITIES	$5,918,021	$5,190,226

SHAREHOLDERS’ EQUITY
Common shares, par value $0.03 per share:
60,283,040 issued and outstanding (2005 - 50,162,842)	$1,809	$1,505
Additional paid-in capital	1,819,730	1,488,860
Retained earnings (accumulated deficit)	269,886	(44,591)
Accumulated other comprehensive income (loss):
net unrealized losses on investments, net of tax	3,447	(25,508)

TOTAL SHAREHOLDERS’ EQUITY	$2,094,872	$1,420,266

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,012,893	$6,610,492

Book value per share	$34.75	$28.31
Diluted book value per share (treasury stock method)	33.54	28.20

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO

	SEPTEMBER 30, 2006		JUNE 30, 2006		MARCH 31, 2006		DECEMBER 31, 2005
	FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET
	VALUE		VALUE		VALUE		VALUE
MARKET VALUE
Fixed maturities available for sale	$5,283,799	95.4%	$4,808,403	94.8%	$4,530,702	94.5%	$4,390,457	93.7%
Other invested assets available for sale	256,997	4.6%	264,700	5.2%	265,412	5.5%	296,990	6.3%

Total	$5,540,796	100.0%	$5,073,103	100.0%	$4,796,114	100.0%	$4,687,447	100.0%

ASSET ALLOCATION BY MARKET VALUE
U.S. government and agencies	$2,412,080	41.1%	$2,375,542	44.7%	$2,093,638	41.5%	$2,308,402	47.0%
Non-U.S. government securities	99,504	1.7%	91,384	1.7%	86,227	1.7%	83,987	1.7%
Corporate securities	1,057,457	18.0%	839,861	15.8%	901,198	17.9%	935,765	19.1%
Asset-backed securities	257,969	4.4%	253,476	4.8%	196,713	3.9%	216,196	4.4%
Mortgage-backed securities	1,456,789	24.9%	1,248,140	23.5%	1,252,926	24.9%	846,107	17.3%
Fixed Income Sub-Total	5,283,799	90.1%	4,808,403	90.5%	4,530,702	89.9%	4,390,457	89.5%
Global high-yield bond fund	31,724	0.5%	30,519	0.6%	30,662	0.6%	81,926	1.7%
Hedge funds	225,273	3.9%	234,181	4.4%	234,750	4.7%	215,064	4.4%
Cash & cash equivalents	321,719	5.5%	237,222	4.5%	243,760	4.8%	214,167	4.4%

Total	$5,862,515	100.0%	$5,310,325	100.0%	$5,039,874	100.0%	$4,901,614	100.0%

CREDIT QUALITY BY MARKET VALUE
U.S. government and agencies	$2,412,080	45.7%	$2,374,326	49.5%	$2,093,639	46.2%	$2,308,402	52.6%
AAA/Aaa	2,005,127	37.9%	1,752,653	36.4%	1,696,107	37.4%	1,230,608	28.0%
AA/Aa	274,377	5.2%	246,483	5.1%	125,120	2.8%	154,534	3.5%
A/A	546,204	10.3%	418,172	8.7%	594,014	13.1%	670,148	15.3%
BBB/Baa	46,011	0.9%	16,769	0.3%	21,822	0.5%	26,765	0.6%

Total	$5,283,799	100.0%	$4,808,403	100.0%	$4,530,702	100.0%	$4,390,457	100.0%

STATISTICS
Annualized book yield, year to date	4.3%		4.3%		4.3%		3.9%
Duration	3.0 years		3.2 years		2.9 years		2.3 years
Average credit quality (S&P)	AA		AA		AA		AA

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANALYSIS OF RESERVE FOR LOSSES AND LOSS EXPENSES

	AT SEPTEMBER 30, 2006
				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$315,592	$69,071	$213,165	$597,828
IBNR (net of reinsurance recoverable)	143,731	1,563,739	593,600	2,301,070

Total	$459,323	$1,632,810	$806,765	$2,898,898

IBNR/Total reserves (net of reinsurance recoverable)	31.3%	95.8%	73.6%	79.4%

	AT DECEMBER 31, 2005
				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$347,025	$77,557	$240,131	$664,713
IBNR (net of reinsurance recoverable)	196,610	1,341,578	486,119	2,024,307

Total	$543,635	$1,419,135	$726,250	$2,689,020

IBNR/Total reserves (net of reinsurance recoverable)	36.2%	94.5%	66.9%	75.3%

	QUARTER ENDED	YEAR ENDED	QUARTER ENDED	YEAR ENDED
	SEPTEMBER 30, 2006	SEPTEMBER 30, 2006	SEPTEMBER 30, 2005	SEPTEMBER 30, 2005
Net losses incurred related to:
Current year	219,616	634,394	631,233	1,088,238
Prior years	(38,682)	(67,656)	(37,957)	(32,307)

Total incurred	180,934	566,738	593,276	1,055,931

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CAPITAL STRUCTURE

	SEPTEMBER 30,	JUNE 30,	MARCH 31,	DECEMBER 31,	SEPTEMBER 30,
	2006	2006	2006	2005	2005
Senior notes/long-term debt	$498,543	$500,000	$500,000	$500,000	$500,000
Shareholders’ equity	2,094,872	1,565,062	1,478,907	1,420,266	1,441,956

Total capitalization	$2,593,415	$2,065,062	$1,978,907	$1,920,266	$1,941,956

Leverage ratios
Debt to total capitalization	19.2%	24.2%	25.3%	26.0%	25.7%

Annual net premiums written (trailing 12 months)	$1,309,428	$1,261,132	$1,210,800	$1,221,951	$1,266,726

Closing shareholders’ equity	$2,094,872	$1,565,062	$1,478,907	$1,420,266	$1,441,956
Deduct/(add): accumulated other comprehensive income (loss)	3,447	(83,144)	(64,988)	(25,508)	(16,095)

Adjusted shareholders’ equity	$2,091,425	$1,648,206	$1,543,895	$1,445,774	$1,458,051

Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.63	0.77	0.78	0.85	0.87

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2006	2005	2006	2005
Net income (loss)	$113,985	$(283,405)	$314,477	$(147,498)
Add (less):
Net realized investment losses (gains)	9,080	(4,152)	24,488	4,937
Foreign exchange (gain) loss	(561)	(46)	(491)	486

Operating income (loss)	$122,504	$(287,603)	$338,474	$(142,075)

Weighted average common shares outstanding
Basic	58,376,307	50,162,842	52,900,664	50,162,842
Diluted	60,451,643	50,162,842	54,577,445	50,162,842

Basic per share data
Net income (loss)	$1.95	$(5.65)	$5.94	$(2.94)
Add (less):
Net realized investment losses (gains)	0.16	(0.08)	0.47	0.10
Foreign exchange (gain) loss	(0.01)	—	(0.01)	0.01

Operating income (loss)	$2.10	$(5.73)	$6.40	$(2.83)

Diluted per share data
Net income (loss)	$1.89	$(5.65)	$5.76	$(2.94)
Add (less):
Net realized investment losses (gains)	0.15	(0.08)	0.45	0.10
Foreign exchange (gain) loss	(0.01)	—	(0.01)	0.01

Operating income (loss)	$2.03	$(5.73)	$6.20	$(2.83)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DECEMBER 31, 2005	SEPTEMBER 30, 2005
Opening shareholders’ equity	$1,565,062	$1,478,907	$1,420,266	$1,441,956	$1,756,810
Add/(deduct): net unrealized losses (gains) on investments, net of tax	83,144	64,988	25,508	16,095	(15,353)

Adjusted opening shareholders’ equity	$1,648,206	$1,543,895	$1,445,774	$1,458,051	$1,741,457

Closing shareholders’ equity	$2,094,872	$1,565,062	$1,478,907	$1,420,266	$1,441,956
(Deduct)/add: net unrealized (gains) losses on investments, net of tax	(3,447)	83,144	64,988	25,508	16,095

Adjusted closing shareholders’ equity	$2,091,425	$1,648,206	$1,543,895	$1,445,774	$1,458,051

Average shareholders’ equity	$1,869,816	$1,596,051	$1,494,835	$1,451,913	$1,599,754

Net income (loss) available to shareholders	$113,985	$102,370	$98,121	$(12,278)	$(283,405)
Annualized net income (loss) available to shareholders	455,940	409,480	392,484	(49,112)	(1,133,620)

Operating income (loss) available to shareholders	$122,504	$112,067	$103,902	$(5,322)	$(287,603)
Annualized operating income (loss) available to shareholders	490,016	448,268	415,608	(21,288)	(1,150,412)

Annualized return on average shareholders’ equity — net income (loss) available to shareholders	24.4%	25.7%	26.3%	(3.4%)	(70.9%)

Annualized return on average shareholders’ equity — operating income (loss) available to shareholders	26.2%	28.1%	27.8%	(1.5%)	(71.9%)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY

	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2006	SEPTEMBER 30, 2005
Opening shareholders’ equity	$1,420,266	$2,138,521
Add/(deduct): net unrealized losses (gains) on investments, net of tax	25,508	(33,171)

Adjusted opening shareholders’ equity	$1,445,774	$2,105,350

Closing shareholders’ equity	$2,094,872	$1,441,956
(Deduct)/add: net unrealized (gains) losses on investments, net of tax	(3,447)	16,095

Adjusted closing shareholders’ equity	$2,091,425	$1,458,051

Average shareholders’ equity	$1,768,600	$1,781,701

Net income (loss) available to shareholders	$314,477	$(147,498)
Annualized net income (loss) available to shareholders	419,303	(196,664)

Operating income (loss) available to shareholders	$338,474	$(142,075)
Annualized operating income (loss) available to shareholders	451,299	(189,433)

Annualized return on average shareholders’ equity — net income (loss) available to ordinary shareholders	23.7%	(11.0%)

Annualized return on average shareholders’ equity — operating income (loss) available to shareholders	25.5%	(10.6%)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
DILUTED BOOK VALUE PER SHARE

		SEPTEMBER 30,		DECEMBER 31,
		2006	2005	2005
	Price per share at period end	$40.40	N/A	N/A
	Total shareholders’ equity	2,094,872	1,441,956	1,420,266
DILUTIVE COMMON	Basic common shares outstanding	60,283,040	50,162,842	50,162,842
SHARES OUTSTANDING:

	Add: unvested restricted share units	711,038	127,163	127,163
	Add: Long-Term Incentive Plan share units	228,334	—	—
TREASURY STOCK METHOD	Add: dilutive options/warrants outstanding	6,704,402	575,167	662,833
	Weighted average exercise price per share	$33.00	$24.35	$24.88
	Deduct: treasury stock method adjustment	(5,476,585)	(487,191)	(582,486)

	Common shares and common share equivalents outstanding	62,450,229	50,377,981	50,370,352

	Basic book value per common share	$34.75	$28.75	$28.31
	Diluted book value per common share	$33.54	$28.62	$28.20

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2006	SEPTEMBER 30, 2005	SEPTEMBER 30, 2006	SEPTEMBER 30, 2005
Net investment income	61,407	47,592	178,351	127,737
Deduct: annual/non-recurring items	(119)	5,136	11,689	11,217

Net investment income, recurring	61,526	42,456	166,662	116,520

Annualized net investment income, recurring	246,104	169,824	222,216	155,360

Add: annual/non-recurring items	(119)	5,136	11,689	11,217

Normalized net investment income	245,985	174,960	233,905	166,577

Fixed maturity investments available for sale, amortized cost	4,907,653	4,045,314	4,442,040	3,890,759
Other invested assets, available for sale, cost	247,975	273,740	270,138	162,587
Cash and cash equivalents	223,602	372,518	172,379	200,812
Restricted cash	13,620	—	41,788	—
Balances receivable on sale of investments	2,433	—	3,633	—
Balances due on purchase of investments	(76,779)	(78,816)	—	—

Opening aggregate invested assets	5,318,504	4,612,756	4,929,978	4,254,158

Fixed maturity investments available for sale, amortized cost	5,289,411	4,389,361	5,289,411	4,389,361
Other invested assets, available for sale, cost	246,854	272,484	246,854	272,484
Cash and cash equivalents	270,848	175,933	270,848	175,933
Restricted cash	50,871	57,586	50,871	57,586
Balances receivable on sale of investments	70,174	300	70,174	300
Balances due on purchase of investments	(66,874)	(86,926)	(66,874)	(86,926)

Closing aggregate invested assets	5,861,284	4,808,738	5,861,284	4,808,738

Average aggregate invested assets	5,589,894	4,710,747	5,395,631	4,531,448

Annualized investment book yield	4.4%	3.7%	4.3%	3.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	SIX MONTHS ENDED	THREE MONTHS ENDED	YEAR ENDED
	JUNE 30, 2006	MARCH 31, 2006	DECEMBER 31, 2005
Net investment income	116,944	62,001	178,560
Deduct: annual/non-recurring items	11,808	11,582	N/A

Net investment income, recurring	105,136	50,419	178,560

Annualized net investment income, recurring	210,272	201,676	178,560

Add: annual/non-recurring items	11,808	11,582	N/A

Normalized net investment income	222,080	213,258	178,560

Fixed maturity investments available for sale, amortized cost	4,442,040	4,442,040	3,890,759
Other invested assets, available for sale, cost	270,138	270,138	162,587
Cash and cash equivalents	172,379	172,379	190,738
Restricted cash	41,788	41,788	10,074
Balances receivable on sale of investments	3,633	3,633	—
Balances due on purchase of investments	—	—	—

Opening aggregate invested assets	4,929,978	4,929,978	4,254,158

Fixed maturity investments available for sale, amortized cost	4,907,653	4,613,208	4,442,040
Other invested assets, available for sale, cost	247,975	247,486	270,138
Cash and cash equivalents	223,602	188,599	172,379
Restricted cash	13,620	55,161	41,788
Balances receivable on sale of investments	2,433	1,224	3,633
Balances due on purchase of investments	(76,779)	—	—

Closing aggregate invested assets	5,318,504	5,105,678	4,929,978

Average aggregate invested assets	5,124,241	5,017,828	4,592,068

Annualized investment book yield	4.3%	4.3%	3.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses and foreign exchange gains or losses. The Company excludes net realized investment gains or losses and net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 16 for a reconciliation of operating income to net income.
ANNUALIZED RETURN ON AVERAGE EQUITY (ROAE)
Annualized return on average equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor is it likely to be realized. Therefore, the Company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The Company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See pages 17 and 18 for reconciliations of average equity.
ANNUALIZED OPERATING RETURN ON AVERAGE EQUITY
Annualized operating return on average equity is calculated using 1) operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and 2) average equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average equity explanation above. See page 16 for a reconciliation of net income to operating income and page 17 and 18 for reconciliations of average equity.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROAE. See pages 20 and 21 for reconciliations of annualized investment book yield.
DILUTED BOOK VALUE PER SHARE
The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 19 for a reconciliation of diluted book value per share to basic book value per share.